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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 1997



                        EMMIS BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)


          Indiana                      0-23264                35-1542018
  (State or jurisdiction of          (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


 950 North Meridian Street, Suite 1200
        Indianapolis, Indiana                                  46204
(Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 266-0100


                                Not applicable
         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 31, 1997, wholly-owned subsidiaries of Emmis Broadcasting Corporation (the "Company") acquired substantially all of the assets used in the operation of the St. Louis radio stations WKBQ(AM), WKKX(FM) and WKBQ(FM), including transmitting and other equipment, leases and contract rights, broadcasting licenses and miscellaneous other assets, from Zimco, Inc. The consideration paid by the Company for the assets consisted of approximately $43.1 million in cash plus an agreement to broadcast approximately $1 million in trade spots over a period of years. The Company obtained the funds for the acquisition consideration from a loan made in the ordinary course of business by a group of banks, as defined by Section 3(a)(6) of the Securities Exchange Act of 1934, as amended, pursuant to the Company's existing credit agreement, a copy of which is on file with the Commission and which contains a list of such banks. Prior to the acquisition, the equipment acquired by the Company was used by the seller and by the Company (pursuant to a time brokerage agreement) in the operation of the radio broadcasting business in St. Louis, Missouri, and the Company intends to continue to use such assets in the operation of its radio broadcasting business in St. Louis, Missouri.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED AND PRO FORMA FINANCIAL
INFORMATION:

     It is impracticable to provide the financial statements and pro forma financial information required by Regulation S-X at the time of filing of this Report. Such financial statements and pro forma financial information will be filed by amendment to this Report within 60 days after the date on which this Report is required to be filed.

EXHIBITS:

Exhibit
Number      Exhibit
-------     -------

  2 Asset Purchase Agreement dated as of October 31, 1996, by and between Zimco, Inc. and Emmis Broadcasting Corporation, as amended by first and second amendments to the Asset Purchase Agreement. Schedules and exhibits to the Asset Purchase Agreement will be submitted supplementally to the Commission upon request.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMMIS BROADCASTING CORPORATION


Date:  April 14, 1997                          By:    /s/ Howard L. Schrott
                                                      ------------------------
                                             Howard L. Schrott
                                             Vice President, Chief
                                                      Financial Officer and
                                                      Treasurer




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